UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                             CURRENT REPORT Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): February 1, 2005

                            Fidelity Federal Bancorp
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             (Exact Name of Registrant as Specified in Its Charter)

                                     Indiana
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                 (State or Other Jurisdiction of Incorporation)

              0-22880                                    35-1894432
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       (Commission File Number)               (IRS Employer Identification No.)


18 NW Fourth Street, Evansville, Indiana                   47708
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(Address of Principal Executive Offices)                 (Zip Code)

                                 (812) 424-0921
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01         Other Events

On February 1, 2005, the Registrant issued the press release attached hereto as
Exhibit 99.1.


Item 9.01         Financial Statements and Exhibits

(c)      Exhibits

         99.1     Press Release, dated February 1, 2005.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              FIDELITY FEDERAL BANCORP
                                              (Registrant)


Date: February 1, 2005                        By: /s/ Donald R. Neel
                                                  -----------------------------
                                                  Donald R. Neel, President and
                                                  Chief Executive Officer

                                INDEX TO EXHIBITS



Exhibit No.                         Description
-----------                         -----------

  99.1                        Press Release, dated February 1, 2005.